Free Writing Prospectus (To the prospectus dated April 4, 2011, as supplemented by the preliminary prospectus supplement dated January 28, 2013)	Filed Pursuant to Rule 433 Registration Statement No. 333-173299 January 31, 2013

Zions Direct Auctions - Results 1/31/13 1:04 PM

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ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock

Notice: The auction has been extended until 1/31/2013 3:03:22 PM EST.

Auction Status:	CLOSED
Auction Start:	1/30/2013 9:30 AM EST
Auction End:	1/31/2013 3:03 PM EST
Last Update:	1/31/2013 3:04:30 PM EST

Security Type:	Preferred Stock
Coupon	6.300%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701859
Units Offered:	8,000,000
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.300%
Max. Yield:	6.300%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Number of Bidders:	214
Number of Bids:	295
Amt. of Bids:	$ 6,822,043.00
Coverage:	85.28%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	294
Num. Bidders with Bids Accepted:	214
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 6.300%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#7816	560	5.300%	$ 25.00	1/30/2013 9:31:16 AM	560 units	$ 14,000.00
#32905	6,053	5.300%	$ 25.00	1/30/2013 9:31:28 AM	6,053 units	$ 151,325.00
#24196	259	5.300%	$ 25.00	1/30/2013 9:31:31 AM	259 units	$ 6,475.00
#27100	200	5.300%	$ 25.00	1/30/2013 9:32:14 AM	200 units	$ 5,000.00
#9610	600	5.300%	$ 25.00	1/30/2013 9:33:40 AM	600 units	$ 15,000.00
#25702	5,000	5.300%	$ 25.00	1/30/2013 9:34:27 AM	5,000 units	$ 125,000.00
#25433	10,000	5.300%	$ 25.00	1/30/2013 9:38:52 AM	10,000 units	$ 250,000.00
#25702	7,000	5.300%	$ 25.00	1/30/2013 9:41:57 AM	7,000 units	$ 175,000.00
#32906	20,000	5.300%	$ 25.00	1/30/2013 9:44:30 AM	20,000 units	$ 500,000.00
#25433	11,200	5.300%	$ 25.00	1/30/2013 9:45:35 AM	11,200 units	$ 280,000.00

https://www.auctions.zionsdirect.com/auction/8311/results Page 1 of 3

Zions Direct Auctions - Results 1/31/13 1:04 PM

#32040	10,000	5.300%	$ 25.00	1/30/2013 9:48:42 AM	10,000 units	$ 250,000.00
#32041	8,000	5.300%	$ 25.00	1/30/2013 9:51:34 AM	8,000 units	$ 200,000.00
#32042	2,000	5.300%	$ 25.00	1/30/2013 9:54:01 AM	2,000 units	$ 50,000.00
#32043	2,000	5.300%	$ 25.00	1/30/2013 9:56:41 AM	2,000 units	$ 50,000.00
#32044	1,200	5.300%	$ 25.00	1/30/2013 9:58:18 AM	1,200 units	$ 30,000.00
#32045	800	5.300%	$ 25.00	1/30/2013 9:59:38 AM	800 units	$ 20,000.00
#32046	400	5.300%	$ 25.00	1/30/2013 10:00:42 AM	400 units	$ 10,000.00
#32047	400	5.300%	$ 25.00	1/30/2013 10:01:41 AM	400 units	$ 10,000.00
#32048	800	5.300%	$ 25.00	1/30/2013 10:03:06 AM	800 units	$ 20,000.00
#32049	600	5.300%	$ 25.00	1/30/2013 10:04:17 AM	600 units	$ 15,000.00
#18363	400	5.300%	$ 25.00	1/30/2013 10:06:32 AM	400 units	$ 10,000.00
#13305	500	5.300%	$ 25.00	1/30/2013 10:08:47 AM	500 units	$ 12,500.00
#32052	500	5.300%	$ 25.00	1/30/2013 10:11:00 AM	500 units	$ 12,500.00
#13193	6,000	5.300%	$ 25.00	1/30/2013 10:14:50 AM	6,000 units	$ 150,000.00
#13278	4,000	5.300%	$ 25.00	1/30/2013 10:25:06 AM	4,000 units	$ 100,000.00
#32053	20,000	5.300%	$ 25.00	1/30/2013 10:39:45 AM	20,000 units	$ 500,000.00
#25605	300	5.300%	$ 25.00	1/30/2013 10:39:55 AM	300 units	$ 7,500.00
#13305	200	5.300%	$ 25.00	1/30/2013 10:49:30 AM	200 units	$ 5,000.00
#30251	800	5.300%	$ 25.00	1/30/2013 10:59:30 AM	800 units	$ 20,000.00
#32762	32,000	5.300%	$ 25.00	1/30/2013 11:25:28 AM	32,000 units	$ 800,000.00
#25508	7,000	5.300%	$ 25.00	1/30/2013 11:27:14 AM	7,000 units	$ 175,000.00
#32762	3,000	5.300%	$ 25.00	1/30/2013 11:29:31 AM	3,000 units	$ 75,000.00
#32913	320	5.300%	$ 25.00	1/30/2013 11:36:28 AM	320 units	$ 8,000.00
#32765	2,000	5.300%	$ 25.00	1/30/2013 12:11:30 PM	2,000 units	$ 50,000.00
#32916	200	5.300%	$ 25.00	1/30/2013 12:29:05 PM	200 units	$ 5,000.00
#32917	400	5.300%	$ 25.00	1/30/2013 12:30:00 PM	400 units	$ 10,000.00
#18513	100	5.300%	$ 25.00	1/30/2013 12:32:48 PM	100 units	$ 2,500.00
#32056	4,000	5.300%	$ 25.00	1/30/2013 12:36:27 PM	4,000 units	$ 100,000.00
#32057	4,000	5.300%	$ 25.00	1/30/2013 12:38:51 PM	4,000 units	$ 100,000.00
#28020	100	5.300%	$ 25.00	1/30/2013 12:55:29 PM	100 units	$ 2,500.00
#32919	4,000	5.300%	$ 25.00	1/30/2013 1:07:22 PM	4,000 units	$ 100,000.00
#32060	2,588	5.300%	$ 25.00	1/30/2013 1:09:05 PM	2,588 units	$ 64,700.00
#32061	643	5.300%	$ 25.00	1/30/2013 1:14:12 PM	643 units	$ 16,075.00

https://www.auctions.zionsdirect.com/auction/8311/results Page 2 of 3

Zions Direct Auctions - Results 1/31/13 1:04 PM

#32062	606	5.300%	$ 25.00	1/30/2013 1:16:49 PM	606 units	$ 15,150.00
#32063	772	5.300%	$ 25.00	1/30/2013 1:18:43 PM	772 units	$ 19,300.00
#32064	290	5.300%	$ 25.00	1/30/2013 1:20:34 PM	290 units	$ 7,250.00
#31450	300	5.300%	$ 25.00	1/30/2013 1:21:32 PM	300 units	$ 7,500.00
#32065	290	5.300%	$ 25.00	1/30/2013 1:22:16 PM	290 units	$ 7,250.00
#32066	288	5.300%	$ 25.00	1/30/2013 1:24:09 PM	288 units	$ 7,200.00
#32067	288	5.300%	$ 25.00	1/30/2013 1:26:32 PM	288 units	$ 7,200.00
				Auction Totals:	**6,788,071 units**	**$ 169,701,775.00**

Page 1 of 6

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated January 28, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® Secured by Entrust ZIONS DIRECT

https://www.auctions.zionsdirect.com/auction/8311/results Page 3 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

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HOME :: HOME :: AUCTION #8311

ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock

Notice: The auction has been extended until 1/31/2013 3:03:22 PM EST.

Auction Status:	CLOSED
Auction Start:	1/30/2013 9:30 AM EST
Auction End:	1/31/2013 3:03 PM EST
Last Update:	1/31/2013 3:04:48 PM EST

Security Type:	Preferred Stock
Coupon	6.300%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701859
Units Offered:	8,000,000
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.300%
Max. Yield:	6.300%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Number of Bidders:	214
Number of Bids:	295
Amt. of Bids:	$ 6,822,043.00
Coverage:	85.28%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	294
Num. Bidders with Bids Accepted:	214
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 6.300%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#32068	1,011	5.300%	$ 25.00	1/30/2013 1:28:28 PM	1,011 units	$ 25,275.00
#15643	6,000	5.300%	$ 25.00	1/30/2013 1:30:54 PM	6,000 units	$ 150,000.00
#31451	6,000	5.300%	$ 25.00	1/30/2013 1:35:16 PM	6,000 units	$ 150,000.00
#32920	400	5.300%	$ 25.00	1/30/2013 1:44:32 PM	400 units	$ 10,000.00
#32069	8,628	5.300%	$ 25.00	1/30/2013 2:12:04 PM	8,628 units	$ 215,700.00
#32850	120	5.300%	$ 25.00	1/30/2013 2:20:17 PM	120 units	$ 3,000.00
#32852	40	5.300%	$ 25.00	1/30/2013 2:22:46 PM	40 units	$ 1,000.00
#28276	60	5.300%	$ 25.00	1/30/2013 2:25:34 PM	60 units	$ 1,500.00
#28279	85	5.300%	$ 25.00	1/30/2013 2:28:32 PM	85 units	$ 2,125.00
#32050	6,289	5.300%	$ 25.00	1/30/2013 2:42:09 PM	6,289 units	$ 157,225.00

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Zions Direct Auctions - Results 1/31/13 1:05 PM

#32119	1,819	5.300%	$ 25.00	1/30/2013 2:46:54 PM	1,819 units	$ 45,475.00
#32120	8,210	5.300%	$ 25.00	1/30/2013 3:17:22 PM	8,210 units	$ 205,250.00
#32121	1,000	5.300%	$ 25.00	1/30/2013 3:25:45 PM	1,000 units	$ 25,000.00
#21545	4,000	5.300%	$ 25.00	1/30/2013 3:32:43 PM	4,000 units	$ 100,000.00
#13213	200	5.300%	$ 25.00	1/30/2013 4:06:31 PM	200 units	$ 5,000.00
#24203	200	5.300%	$ 25.00	1/30/2013 4:45:55 PM	200 units	$ 5,000.00
#32928	120	5.300%	$ 25.00	1/30/2013 5:20:51 PM	120 units	$ 3,000.00
#18461	100	5.300%	$ 25.00	1/30/2013 5:43:41 PM	100 units	$ 2,500.00
#29832	200	5.300%	$ 25.00	1/30/2013 6:05:26 PM	200 units	$ 5,000.00
#32930	200	5.300%	$ 25.00	1/30/2013 7:13:09 PM	200 units	$ 5,000.00
#19253	1,000	5.300%	$ 25.00	1/30/2013 7:57:38 PM	1,000 units	$ 25,000.00
#19253	500	5.300%	$ 25.00	1/30/2013 7:58:25 PM	500 units	$ 12,500.00
#22437	16	5.300%	$ 25.00	1/30/2013 8:50:21 PM	16 units	$ 400.00
#24505	6,000	5.300%	$ 25.00	1/31/2013 10:37:48 AM	6,000 units	$ 150,000.00
#27566	2,000	5.300%	$ 25.00	1/31/2013 10:44:33 AM	2,000 units	$ 50,000.00
#32046	4,615	5.300%	$ 25.00	1/31/2013 10:59:01 AM	4,615 units	$ 115,375.00
#32047	948	5.300%	$ 25.00	1/31/2013 11:09:00 AM	948 units	$ 23,700.00
#32116	588	5.300%	$ 25.00	1/31/2013 11:12:15 AM	588 units	$ 14,700.00
#32123	5,000	5.300%	$ 25.00	1/31/2013 11:42:11 AM	5,000 units	$ 125,000.00
#32124	4,262	5.300%	$ 25.00	1/31/2013 12:01:19 PM	4,262 units	$ 106,550.00
#26285	13,900	5.300%	$ 25.00	1/31/2013 12:30:11 PM	13,900 units	$ 347,500.00
#32943	4,178	5.300%	$ 25.00	1/31/2013 12:41:23 PM	4,178 units	$ 104,450.00
#24505	4,000	5.300%	$ 25.00	1/31/2013 12:48:58 PM	4,000 units	$ 100,000.00
#32765	35,500	5.300%	$ 25.00	1/31/2013 12:51:23 PM	35,500 units	$ 887,500.00
#32944	2,000	5.300%	$ 25.00	1/31/2013 1:09:14 PM	2,000 units	$ 50,000.00
#25488	1,000	5.300%	$ 25.00	1/31/2013 1:12:31 PM	1,000 units	$ 25,000.00
#32945	8,771	5.300%	$ 25.00	1/31/2013 1:27:46 PM	8,771 units	$ 219,275.00
#21789	400	5.300%	$ 25.00	1/31/2013 1:32:57 PM	400 units	$ 10,000.00
#32947	4,000	5.300%	$ 25.00	1/31/2013 1:47:35 PM	4,000 units	$ 100,000.00
#31452	200	5.300%	$ 25.00	1/31/2013 1:52:00 PM	200 units	$ 5,000.00
#32976	200	5.300%	$ 25.00	1/31/2013 1:53:32 PM	200 units	$ 5,000.00
#32946	7,668	5.300%	$ 25.00	1/31/2013 2:04:01 PM	7,668 units	$ 191,700.00
#22513	320	5.300%	$ 25.00	1/31/2013 2:08:19 PM	320 units	$ 8,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...72e77f68489502f3efa38358&sort=ytw&sort_direction=asc&page=2&pages=6 Page 2 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32116	120	5.300%	$ 25.00	1/31/2013 2:17:43 PM	120 units	$ 3,000.00
#32923	34,000	5.300%	$ 25.00	1/31/2013 2:17:52 PM	34,000 units	$ 850,000.00
#32948	2,000	5.300%	$ 25.00	1/31/2013 2:23:02 PM	2,000 units	$ 50,000.00
#31453	20,000	5.300%	$ 25.00	1/31/2013 2:26:27 PM	20,000 units	$ 500,000.00
#32949	5,000	5.300%	$ 25.00	1/31/2013 2:52:01 PM	5,000 units	$ 125,000.00
#24577	4,000	5.350%	$ 25.00	1/31/2013 8:04:42 AM	4,000 units	$ 100,000.00
#8026	200	5.500%	$ 25.00	1/30/2013 9:31:47 AM	200 units	$ 5,000.00
				Auction Totals:	**6,788,071 units**	**$ 169,701,775.00**

Page 2 of 6

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated January 28, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: AmegyBank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® Secured by Entrust SSL ZIONS DIRECT

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Zions Direct Auctions - Results 1/31/13 1:05 PM

ABOUT PRODUCTS & SERVICES AUCTIONS BOND STORE TRADING UNIVERSITY THINK CUSTOMER SERVICE

ZIONS DIRECT Auctions

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1.800.524.8875

AUCTIONS DIRECTORY ISSUERS AUCTIONS UNIVERSITY DEMOS

HOME :: HOME :: AUCTION #8311

ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock

Notice: The auction has been extended until 1/31/2013 3:03:22 PM EST.

Auction Status:	CLOSED
Auction Start:	1/30/2013 9:30 AM EST
Auction End:	1/31/2013 3:03 PM EST
Last Update:	1/31/2013 3:05:10 PM EST

Security Type:	Preferred Stock
Coupon	6.300%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701859
Units Offered:	8,000,000
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.300%
Max. Yield:	6.300%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Number of Bidders:	214
Number of Bids:	295
Amt. of Bids:	$ 6,822,043.00
Coverage:	85.28%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	294
Num. Bidders with Bids Accepted:	214
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: **6.300%**

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#32055	2,000	5.500%	$ 25.00	1/30/2013 10:07:25 AM	2,000 units	$ 50,000.00
#32051	1,200	5.500%	$ 25.00	1/30/2013 10:09:40 AM	1,200 units	$ 30,000.00
#32862	10,000	5.500%	$ 25.00	1/30/2013 1:29:40 PM	10,000 units	$ 250,000.00
#32863	4,000	5.500%	$ 25.00	1/30/2013 1:35:52 PM	4,000 units	$ 100,000.00
#32864	8,000	5.500%	$ 25.00	1/30/2013 1:40:42 PM	8,000 units	$ 200,000.00
#32865	30,000	5.500%	$ 25.00	1/30/2013 2:18:23 PM	30,000 units	$ 750,000.00
#32866	20,000	5.500%	$ 25.00	1/30/2013 2:31:05 PM	20,000 units	$ 500,000.00
#32867	4,000	5.500%	$ 25.00	1/30/2013 2:37:46 PM	4,000 units	$ 100,000.00
#32868	4,000	5.500%	$ 25.00	1/30/2013 2:42:43 PM	4,000 units	$ 100,000.00
#32869	4,000	5.500%	$ 25.00	1/30/2013 2:48:39 PM	4,000 units	$ 100,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...0ccdc628e2cfed5e3efb521c&sort=ytw&sort_direction=asc&page=3&pages=6 Page 1 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32870	4,000	5.500%	$ 25.00	1/30/2013 2:53:43 PM	4,000 units	$ 100,000.00
#32871	2,000	5.500%	$ 25.00	1/30/2013 3:31:54 PM	2,000 units	$ 50,000.00
#32872	10,000	5.500%	$ 25.00	1/30/2013 3:35:51 PM	10,000 units	$ 250,000.00
#32874	12,000	5.500%	$ 25.00	1/30/2013 4:21:02 PM	12,000 units	$ 300,000.00
#32875	20,000	5.500%	$ 25.00	1/30/2013 4:27:25 PM	20,000 units	$ 500,000.00
#32876	60,000	5.500%	$ 25.00	1/30/2013 4:33:31 PM	60,000 units	$ 1,500,000.00
#32877	28,000	5.500%	$ 25.00	1/30/2013 4:46:40 PM	28,000 units	$ 700,000.00
#32878	3,000	5.500%	$ 25.00	1/30/2013 5:07:18 PM	3,000 units	$ 75,000.00
#32879	2,000	5.500%	$ 25.00	1/30/2013 5:11:07 PM	2,000 units	$ 50,000.00
#21789	1,000	5.500%	$ 25.00	1/30/2013 7:35:21 PM	1,000 units	$ 25,000.00
#32880	880	5.500%	$ 25.00	1/31/2013 10:19:48 AM	880 units	$ 22,000.00
#32881	920	5.500%	$ 25.00	1/31/2013 10:24:30 AM	920 units	$ 23,000.00
#32882	10,000	5.500%	$ 25.00	1/31/2013 10:47:59 AM	10,000 units	$ 250,000.00
#32883	4,000	5.500%	$ 25.00	1/31/2013 11:18:19 AM	4,000 units	$ 100,000.00
#32884	8,000	5.500%	$ 25.00	1/31/2013 11:32:28 AM	8,000 units	$ 200,000.00
#15509	25	5.500%	$ 25.00	1/31/2013 11:41:49 AM	25 units	$ 625.00
#15509	975	5.500%	$ 25.00	1/31/2013 11:43:23 AM	975 units	$ 24,375.00
#32885	1,000	5.500%	$ 25.00	1/31/2013 11:54:10 AM	1,000 units	$ 25,000.00
#32055	2,000	5.500%	$ 25.00	1/31/2013 12:19:49 PM	2,000 units	$ 50,000.00
#32942	604	5.500%	$ 25.00	1/31/2013 12:31:54 PM	604 units	$ 15,100.00
#32886	20,000	5.500%	$ 25.00	1/31/2013 12:45:19 PM	20,000 units	$ 500,000.00
#32887	20,000	5.500%	$ 25.00	1/31/2013 12:48:43 PM	20,000 units	$ 500,000.00
#32888	16,000	5.500%	$ 25.00	1/31/2013 12:56:23 PM	16,000 units	$ 400,000.00
#32889	12,000	5.500%	$ 25.00	1/31/2013 1:01:55 PM	12,000 units	$ 300,000.00
#32890	10,000	5.500%	$ 25.00	1/31/2013 1:18:26 PM	10,000 units	$ 250,000.00
#32891	3,276	5.500%	$ 25.00	1/31/2013 1:21:05 PM	3,276 units	$ 81,900.00
#30763	2,000	5.500%	$ 25.00	1/31/2013 1:24:38 PM	2,000 units	$ 50,000.00
#32892	3,000	5.500%	$ 25.00	1/31/2013 1:25:48 PM	3,000 units	$ 75,000.00
#32893	8,000	5.500%	$ 25.00	1/31/2013 1:28:31 PM	8,000 units	$ 200,000.00
#32894	4,000	5.500%	$ 25.00	1/31/2013 1:31:48 PM	4,000 units	$ 100,000.00
#32895	4,000	5.500%	$ 25.00	1/31/2013 1:36:03 PM	4,000 units	$ 100,000.00
#32896	6,000	5.500%	$ 25.00	1/31/2013 1:38:56 PM	6,000 units	$ 150,000.00
#30763	2,000	5.500%	$ 25.00	1/31/2013 1:39:11 PM	2,000 units	$ 50,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...0ccdc628e2cfed5e3efb521c&sort=ytw&sort_direction=asc&page=3&pages=6 Page 2 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32897	4,000	5.500%	$ 25.00	1/31/2013 1:45:00 PM	4,000 units	$ 100,000.00
#32898	4,000	5.500%	$ 25.00	1/31/2013 1:48:25 PM	4,000 units	$ 100,000.00
#32899	4,800	5.500%	$ 25.00	1/31/2013 1:51:35 PM	4,800 units	$ 120,000.00
#32900	8,000	5.500%	$ 25.00	1/31/2013 1:56:13 PM	8,000 units	$ 200,000.00
#32901	10,000	5.500%	$ 25.00	1/31/2013 1:59:41 PM	10,000 units	$ 250,000.00
#30763	2,000	5.500%	$ 25.00	1/31/2013 2:05:29 PM	2,000 units	$ 50,000.00
#32956	8,000	5.500%	$ 25.00	1/31/2013 2:15:14 PM	8,000 units	$ 200,000.00
				Auction Totals:	**6,788,071 units**	**$ 169,701,775.00**

Page 3 of 6

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated January 28, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® Secured by Entrust ZIONS DIRECT

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Zions Direct Auctions - Results 1/31/13 1:05 PM

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ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock

Notice: The auction has been extended until 1/31/2013 3:03:22 PM EST.

Auction Status:	CLOSED
Auction Start:	1/30/2013 9:30 AM EST
Auction End:	1/31/2013 3:03 PM EST
Last Update:	1/31/2013 3:05:25 PM EST

Security Type:	Preferred Stock
Coupon	6.300%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701859
Units Offered:	8,000,000
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.300%
Max. Yield:	6.300%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Number of Bidders:	214
Number of Bids:	295
Amt. of Bids:	$ 6,822,043.00
Coverage:	85.28%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	294
Num. Bidders with Bids Accepted:	214
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: **6.300%**

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#32957	4,000	5.500%	$ 25.00	1/31/2013 2:30:55 PM	4,000 units	$ 100,000.00
#32958	20,000	5.500%	$ 25.00	1/31/2013 2:35:49 PM	20,000 units	$ 500,000.00
#32959	2,000	5.500%	$ 25.00	1/31/2013 2:39:18 PM	2,000 units	$ 50,000.00
#32960	640	5.500%	$ 25.00	1/31/2013 2:44:03 PM	640 units	$ 16,000.00
#32961	6,000	5.500%	$ 25.00	1/31/2013 2:47:47 PM	6,000 units	$ 150,000.00
#32962	4,000	5.500%	$ 25.00	1/31/2013 2:52:53 PM	4,000 units	$ 100,000.00
#21438	400	5.500%	$ 25.00	1/31/2013 2:57:01 PM	400 units	$ 10,000.00
#32966	4,000	5.500%	$ 25.00	1/31/2013 2:58:47 PM	4,000 units	$ 100,000.00
#32117	10,000	5.550%	$ 25.00	1/30/2013 2:14:33 PM	10,000 units	$ 250,000.00
#32118	10,000	5.550%	$ 25.00	1/30/2013 2:18:13 PM	10,000 units	$ 250,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...bbf7a4488638f11c327d7f9c&sort=ytw&sort_direction=asc&page=4&pages=6 Page 1 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32054	1,400	5.600%	$ 25.00	1/30/2013 10:13:10 AM	1,400 units	$ 35,000.00
#27050	3,000	5.600%	$ 25.00	1/31/2013 1:24:58 PM	3,000 units	$ 75,000.00
#21789	1,000	5.700%	$ 25.00	1/30/2013 7:35:21 PM	1,000 units	$ 25,000.00
#30761	115,600	5.750%	$ 25.00	1/30/2013 9:30:35 AM	115,600 units	$ 2,890,000.00
#9610	200	5.750%	$ 25.00	1/30/2013 9:35:34 AM	200 units	$ 5,000.00
#30761	2,000	5.750%	$ 25.00	1/30/2013 10:13:42 AM	2,000 units	$ 50,000.00
#30757	800	5.750%	$ 25.00	1/30/2013 3:25:57 PM	800 units	$ 20,000.00
#25654	50,000	5.750%	$ 25.00	1/31/2013 12:33:20 PM	50,000 units	$ 1,250,000.00
#25654	16,400	5.750%	$ 25.00	1/31/2013 12:33:20 PM	16,400 units	$ 410,000.00
#25654	133,600	5.750%	$ 25.00	1/31/2013 12:35:13 PM	133,600 units	$ 3,340,000.00
#32923	77,000	5.750%	$ 25.00	1/31/2013 2:17:52 PM	77,000 units	$ 1,925,000.00
#15589	1,000	5.800%	$ 25.00	1/30/2013 1:24:43 PM	1,000 units	$ 25,000.00
#21545	4,000	5.800%	$ 25.00	1/30/2013 3:32:43 PM	4,000 units	$ 100,000.00
#32765	10,000	5.800%	$ 25.00	1/30/2013 4:22:28 PM	10,000 units	$ 250,000.00
#32765	90,000	5.800%	$ 25.00	1/31/2013 12:51:23 PM	90,000 units	$ 2,250,000.00
#32975	100	5.800%	$ 25.00	1/31/2013 1:40:25 PM	100 units	$ 2,500.00
#30757	1,300	5.800%	$ 25.00	1/31/2013 2:24:20 PM	1,300 units	$ 32,500.00
#31345	10,000	5.850%	$ 25.00	1/31/2013 9:28:46 AM	10,000 units	$ 250,000.00
#30297	74,000	5.900%	$ 25.00	1/30/2013 9:31:33 AM	74,000 units	$ 1,850,000.00
#25702	10,000	5.900%	$ 25.00	1/30/2013 9:41:57 AM	10,000 units	$ 250,000.00
#18513	100	5.900%	$ 25.00	1/30/2013 12:32:48 PM	100 units	$ 2,500.00
#30353	10,000	5.900%	$ 25.00	1/31/2013 8:13:19 AM	10,000 units	$ 250,000.00
#32975	100	5.900%	$ 25.00	1/31/2013 1:40:25 PM	100 units	$ 2,500.00
#11822	100	5.950%	$ 25.00	1/30/2013 5:27:44 PM	100 units	$ 2,500.00
#21789	2,000	5.950%	$ 25.00	1/30/2013 7:27:54 PM	2,000 units	$ 50,000.00
#18373	1,000	5.950%	$ 25.00	1/30/2013 8:57:59 PM	1,000 units	$ 25,000.00
#19253	500	5.950%	$ 25.00	1/30/2013 10:58:37 PM	500 units	$ 12,500.00
#32856	80,000	6.000%	$ 25.00	1/30/2013 9:30:30 AM	80,000 units	$ 2,000,000.00
#30297	20,000	6.000%	$ 25.00	1/30/2013 9:31:33 AM	20,000 units	$ 500,000.00
#25702	10,000	6.000%	$ 25.00	1/30/2013 9:34:27 AM	10,000 units	$ 250,000.00
#32763	25,000	6.000%	$ 25.00	1/30/2013 9:35:10 AM	25,000 units	$ 625,000.00
#30353	14,000	6.000%	$ 25.00	1/30/2013 9:41:04 AM	14,000 units	$ 350,000.00
#23706	1,000	6.000%	$ 25.00	1/30/2013 10:47:24 AM	1,000 units	$ 25,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...bbf7a4488638f11c327d7f9c&sort=ytw&sort_direction=asc&page=4&pages=6 Page 2 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32762	5,000	6.000%	$ 25.00	1/30/2013 11:25:28 AM	5,000 units	$ 125,000.00
#31449	8,000	6.000%	$ 25.00	1/30/2013 11:53:42 AM	8,000 units	$ 200,000.00
#32765	100,000	6.000%	$ 25.00	1/30/2013 12:40:56 PM	100,000 units	$ 2,500,000.00
#30757	400	6.000%	$ 25.00	1/30/2013 1:33:43 PM	400 units	$ 10,000.00
#32763	15,000	6.000%	$ 25.00	1/30/2013 1:50:14 PM	15,000 units	$ 375,000.00
#21661	200	6.000%	$ 25.00	1/30/2013 2:13:14 PM	200 units	$ 5,000.00
#24302	400	6.000%	$ 25.00	1/30/2013 3:00:04 PM	400 units	$ 10,000.00
				Auction Totals:	**6,788,071 units**	**$ 169,701,775.00**

Page 4 of 6

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated January 28, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works® Secured by Entrust SSL ZIONS DIRECT

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...bbf7a4488638f11c327d7f9c&sort=ytw&sort_direction=asc&page=4&pages=6 Page 3 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

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HOME :: HOME :: AUCTION #8311

ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock

Notice: The auction has been extended until 1/31/2013 3:03:22 PM EST.

Auction Status:	CLOSED
Auction Start:	1/30/2013 9:30 AM EST
Auction End:	1/31/2013 3:03 PM EST
Last Update:	1/31/2013 3:05:35 PM EST

Security Type:	Preferred Stock
Coupon	6.300%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701859
Units Offered:	8,000,000
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.300%
Max. Yield:	6.300%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Number of Bidders:	214
Number of Bids:	295
Amt. of Bids:	$ 6,822,043.00
Coverage:	85.28%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	294
Num. Bidders with Bids Accepted:	214
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: **6.300%**

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#31345	5,000	6.000%	$ 25.00	1/30/2013 4:43:07 PM	5,000 units	$ 125,000.00
#27449	1,000	6.000%	$ 25.00	1/30/2013 5:49:57 PM	1,000 units	$ 25,000.00
#30353	75,000	6.000%	$ 25.00	1/31/2013 8:13:19 AM	58,028 units	$ 1,450,700.00
#30297	17,000	6.000%	$ 25.00	1/31/2013 8:31:26 AM	17,000 units	$ 425,000.00
#32937	20,000	6.000%	$ 25.00	1/31/2013 10:14:08 AM	20,000 units	$ 500,000.00
#31345	5,000	6.000%	$ 25.00	1/31/2013 11:36:29 AM	5,000 units	$ 125,000.00
#32767	25,000	6.000%	$ 25.00	1/31/2013 12:55:47 PM	25,000 units	$ 625,000.00
#32975	100	6.000%	$ 25.00	1/31/2013 1:40:25 PM	100 units	$ 2,500.00
#22528	200	6.000%	$ 25.00	1/31/2013 1:51:15 PM	200 units	$ 5,000.00
#32941	20,000	6.000%	$ 25.00	1/31/2013 2:17:29 PM	20,000 units	$ 500,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...536f8e4d750f7cc60ebd097&sort=ytw&sort_direction=asc&page=5&pages=6 Page 1 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32923	29,000	6.000%	$ 25.00	1/31/2013 2:17:52 PM	29,000 units	$ 725,000.00
#31454	400	6.000%	$ 25.00	1/31/2013 2:36:28 PM	400 units	$ 10,000.00
#32978	600	6.000%	$ 25.00	1/31/2013 2:40:35 PM	600 units	$ 15,000.00
#30376	1,220,000	6.000%	$ 25.00	1/31/2013 2:42:02 PM	1,220,000 units	$ 30,500,000.00
#31455	5,200	6.000%	$ 25.00	1/31/2013 2:45:56 PM	5,200 units	$ 130,000.00
#13193	2,000	6.050%	$ 25.00	1/30/2013 3:07:22 PM	2,000 units	$ 50,000.00
#32856	20,000	6.100%	$ 25.00	1/30/2013 9:30:48 AM	20,000 units	$ 500,000.00
#32908	800,000	6.100%	$ 25.00	1/30/2013 10:07:25 AM	800,000 units	$ 20,000,000.00
#32975	100	6.100%	$ 25.00	1/31/2013 1:40:25 PM	100 units	$ 2,500.00
#32762	8,000	6.150%	$ 25.00	1/30/2013 11:25:28 AM	8,000 units	$ 200,000.00
#11822	100	6.150%	$ 25.00	1/30/2013 5:27:44 PM	100 units	$ 2,500.00
#30763	7,000	6.150%	$ 25.00	1/31/2013 2:05:29 PM	7,000 units	$ 175,000.00
#29836	7,000	6.150%	$ 25.00	1/31/2013 2:07:22 PM	7,000 units	$ 175,000.00
#29836	10,000	6.150%	$ 25.00	1/31/2013 2:51:08 PM	10,000 units	$ 250,000.00
#32977	50,000	6.150%	$ 25.00	1/31/2013 2:53:32 PM	50,000 units	$ 1,250,000.00
#30297	17,000	6.200%	$ 25.00	1/30/2013 9:31:33 AM	17,000 units	$ 425,000.00
#32666	1,750	6.200%	$ 25.00	1/30/2013 9:33:43 AM	1,750 units	$ 43,750.00
#30353	17,000	6.200%	$ 25.00	1/30/2013 9:41:04 AM	**Rejected: Bid Limit**	
#32542	700,000	6.200%	$ 25.00	1/30/2013 9:42:16 AM	700,000 units	$ 17,500,000.00
#23706	1,000	6.200%	$ 25.00	1/30/2013 10:48:51 AM	1,000 units	$ 25,000.00
#32873	4,000	6.200%	$ 25.00	1/30/2013 1:24:41 PM	4,000 units	$ 100,000.00
#11822	100	6.200%	$ 25.00	1/30/2013 5:27:44 PM	100 units	$ 2,500.00
#23549	500	6.200%	$ 25.00	1/31/2013 1:22:09 AM	500 units	$ 12,500.00
#30297	17,000	6.200%	$ 25.00	1/31/2013 8:31:26 AM	17,000 units	$ 425,000.00
#30763	160,000	6.200%	$ 25.00	1/31/2013 1:10:36 PM	160,000 units	$ 4,000,000.00
#30376	120,000	6.200%	$ 25.00	1/31/2013 1:47:42 PM	120,000 units	$ 3,000,000.00
#32941	20,000	6.200%	$ 25.00	1/31/2013 2:17:29 PM	20,000 units	$ 500,000.00
#25322	1,000	6.200%	$ 25.00	1/31/2013 2:18:18 PM	1,000 units	$ 25,000.00
#30376	120,000	6.200%	$ 25.00	1/31/2013 2:35:23 PM	120,000 units	$ 3,000,000.00
#32977	20,000	6.200%	$ 25.00	1/31/2013 2:59:51 PM	20,000 units	$ 500,000.00
#32762	12,000	6.250%	$ 25.00	1/30/2013 11:25:28 AM	12,000 units	$ 300,000.00
#23085	100	6.250%	$ 25.00	1/30/2013 11:38:12 AM	100 units	$ 2,500.00
#30240	50,000	6.250%	$ 25.00	1/30/2013 12:12:55 PM	50,000 units	$ 1,250,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_toke...536f8e4d750f7cc60ebd097&sort=ytw&sort_direction=asc&page=5&pages=6 Page 2 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#30757	1,200	6.250%	$ 25.00	1/30/2013 1:33:43 PM	1,200 units	$ 30,000.00
#22926	100	6.250%	$ 25.00	1/30/2013 4:23:23 PM	100 units	$ 2,500.00
#13585	500	6.250%	$ 25.00	1/30/2013 5:00:33 PM	500 units	$ 12,500.00
#11822	100	6.250%	$ 25.00	1/30/2013 5:27:44 PM	100 units	$ 2,500.00
#23079	800	6.250%	$ 25.00	1/30/2013 11:03:41 PM	800 units	$ 20,000.00
#30757	2,000	6.250%	$ 25.00	1/31/2013 12:24:20 PM	2,000 units	$ 50,000.00
#32767	20,000	6.250%	$ 25.00	1/31/2013 12:55:47 PM	20,000 units	$ 500,000.00
				Auction Totals:	**6,788,071 units**	**$ 169,701,775.00**

Page 5 of 6

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated January 28, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

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Zions Direct Auctions - Results 1/31/13 1:05 PM

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ZIONS BANCORPORATION

Results

Zions Bancorporation / Preferred Stock

Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock

Notice: The auction has been extended until 1/31/2013 3:03:22 PM EST.

Auction Status:	CLOSED
Auction Start:	1/30/2013 9:30 AM EST
Auction End:	1/31/2013 3:03 PM EST
Last Update:	1/31/2013 3:05:47 PM EST

Security Type:	Preferred Stock
Coupon	6.300%

Offering Documents

Auction Details

ISSUE INFORMATION

CUSIP Number:	989701859
Units Offered:	8,000,000
Bid Multiple:	Multiples of 0.05
Min. Yield:	5.300%
Max. Yield:	6.300%
Fixed Price:	$ 25.00

About the Issuer

BIDDING INFORMATION

Number of Bidders:	214
Number of Bids:	295
Amt. of Bids:	$ 6,822,043.00
Coverage:	85.28%
Highest Bid:	$ 25.00
Lowest Bid:	$ 25.00
Bid Spread:	$ 0.00
Num. Bids Accepted:	294
Num. Bidders with Bids Accepted:	214
Highest Bid Accepted:	$ 25.00
Lowest Bid Accepted:	$ 25.00

Bids

Final Market-Clearing Yield: 6.300%

Bidder	Units	Yield	Fixed Price	Timestamp	Awarded	Amount Due
#25162	200	6.250%	$ 25.00	1/31/2013 1:22:17 PM	200 units	$ 5,000.00
#32941	20,000	6.250%	$ 25.00	1/31/2013 2:17:29 PM	20,000 units	$ 500,000.00
#32923	10,000	6.250%	$ 25.00	1/31/2013 2:17:52 PM	10,000 units	$ 250,000.00
#32977	15,000	6.250%	$ 25.00	1/31/2013 2:30:50 PM	15,000 units	$ 375,000.00
#30376	400,000	6.250%	$ 25.00	1/31/2013 2:35:23 PM	400,000 units	$ 10,000,000.00
#30762	100,000	6.250%	$ 25.00	1/31/2013 2:53:12 PM	100,000 units	$ 2,500,000.00
#32679	120,000	6.300%	$ 25.00	1/30/2013 9:32:17 AM	120,000 units	$ 3,000,000.00
#31714	1,000	6.300%	$ 25.00	1/30/2013 9:53:02 AM	1,000 units	$ 25,000.00
#26997	1,000	6.300%	$ 25.00	1/30/2013 9:56:38 AM	1,000 units	$ 25,000.00
#21599	4,000	6.300%	$ 25.00	1/30/2013 10:48:09 AM	4,000 units	$ 100,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_tok...25cb412419d5743801a3850&sort=ytw&sort_direction=asc&page=6&pages=6 Page 1 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#23706	1,000	6.300%	$ 25.00	1/30/2013 10:50:00 AM	1,000 units	$ 25,000.00
#28429	2	6.300%	$ 25.00	1/30/2013 10:58:59 AM	2 units	$ 50.00
#31343	500	6.300%	$ 25.00	1/30/2013 11:08:17 AM	500 units	$ 12,500.00
#3534	100	6.300%	$ 25.00	1/30/2013 12:05:41 PM	100 units	$ 2,500.00
#21511	10,000	6.300%	$ 25.00	1/30/2013 1:17:41 PM	10,000 units	$ 250,000.00
#16703	1,000	6.300%	$ 25.00	1/30/2013 2:01:36 PM	1,000 units	$ 25,000.00
#18915	6	6.300%	$ 25.00	1/30/2013 2:11:02 PM	6 units	$ 150.00
#26656	10,000	6.300%	$ 25.00	1/30/2013 3:14:58 PM	10,000 units	$ 250,000.00
#31986	400	6.300%	$ 25.00	1/30/2013 4:03:30 PM	400 units	$ 10,000.00
#28020	100	6.300%	$ 25.00	1/30/2013 4:20:22 PM	100 units	$ 2,500.00
#21446	1,000	6.300%	$ 25.00	1/30/2013 5:14:56 PM	1,000 units	$ 25,000.00
#21363	1,200	6.300%	$ 25.00	1/30/2013 5:40:10 PM	1,200 units	$ 30,000.00
#27449	1,000	6.300%	$ 25.00	1/30/2013 5:49:57 PM	1,000 units	$ 25,000.00
#7863	500	6.300%	$ 25.00	1/30/2013 6:32:38 PM	500 units	$ 12,500.00
#23549	100	6.300%	$ 25.00	1/31/2013 1:25:21 AM	100 units	$ 2,500.00
#32921	6,000	6.300%	$ 25.00	1/31/2013 8:49:39 AM	6,000 units	$ 150,000.00
#32021	150,000	6.300%	$ 25.00	1/31/2013 9:51:27 AM	150,000 units	$ 3,750,000.00
#22941	400	6.300%	$ 25.00	1/31/2013 10:07:06 AM	400 units	$ 10,000.00
#27617	400	6.300%	$ 25.00	1/31/2013 10:18:22 AM	400 units	$ 10,000.00
#31343	500	6.300%	$ 25.00	1/31/2013 11:22:48 AM	500 units	$ 12,500.00
#30758	20,000	6.300%	$ 25.00	1/31/2013 12:00:01 PM	20,000 units	$ 500,000.00
#32461	2,000	6.300%	$ 25.00	1/31/2013 12:14:42 PM	2,000 units	$ 50,000.00
#32767	10,000	6.300%	$ 25.00	1/31/2013 12:55:47 PM	10,000 units	$ 250,000.00
#26997	2,500	6.300%	$ 25.00	1/31/2013 1:04:45 PM	2,500 units	$ 62,500.00
#26997	500	6.300%	$ 25.00	1/31/2013 1:11:18 PM	500 units	$ 12,500.00
#31418	800	6.300%	$ 25.00	1/31/2013 1:16:01 PM	800 units	$ 20,000.00
#18536	4,000	6.300%	$ 25.00	1/31/2013 1:17:19 PM	4,000 units	$ 100,000.00
#13278	4,000	6.300%	$ 25.00	1/31/2013 1:27:04 PM	4,000 units	$ 100,000.00
#14281	2,000	6.300%	$ 25.00	1/31/2013 1:48:52 PM	2,000 units	$ 50,000.00
#22580	40	6.300%	$ 25.00	1/31/2013 2:13:05 PM	40 units	$ 1,000.00
#32923	2,500	6.300%	$ 25.00	1/31/2013 2:17:52 PM	2,500 units	$ 62,500.00
#29091	1,000	6.300%	$ 25.00	1/31/2013 2:25:54 PM	1,000 units	$ 25,000.00
#32493	400,000	6.300%	$ 25.00	1/31/2013 2:57:04 PM	400,000 units	$ 10,000,000.00

https://www.auctions.zionsdirect.com/auction/8311/results?csrf_tok...25cb412419d5743801a3850&sort=ytw&sort_direction=asc&page=6&pages=6 Page 2 of 3

Zions Direct Auctions - Results 1/31/13 1:05 PM

#32921	2,000	6.300%	$ 25.00	1/31/2013 2:57:34 PM	2,000 units	$ 50,000.00
#32767	137,500	6.300%	$ 25.00	1/31/2013 3:01:22 PM	137,500 units	$ 3,437,500.00
				Auction Totals:	**6,788,071 units**	**$ 169,701,775.00**

Page 6 of 6

Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated January 28, 2013 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or Goldman, Sachs & Co. toll-free at 1-866-471-2526.

NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It's weekly and it's free! Email Address SUBMIT

Investment Products: Not FDIC Insured • No Bank Guarantee • May Lose Value

Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits

Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank.

Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer.

ZIONS DIRECT

Our Affiliates: Amegy Bank of Texas, California Bank & Trust, The Commerce Bank of Oregon, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, Zions Bank

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS

Please direct questions regarding the website or bidding procedures to the Auction Administrator.

You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Powered By Grant Street Group Software That Works®

Secured by Entrust SSL Verify

ZIONS DIRECT

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